Exhibit 99.1

PREMIUM COMMENCES RESOURCE EXPANSION THROUGH DRILLING AND COMPREHENSIVE METALLURGY OPTIMIZATION AT SELKIRK

Toronto, Ontario, May 15, 2025 – Premium Resources Ltd. (TSXV: PREM) (OTC Pink: PRMLF) (“PREM” or the “Company”) announces that a surface drilling program is underway and provides details of the work program at its past-producing copper-nickel-cobalt-platinum group elements (“Cu-Ni-Co-PGE”) sulphide Selkirk mine (“Selkirk Mine”) in Botswana. The drilling program is designed to demonstrate resource expansion and metallurgical flowsheet development. These initiatives are aimed at de-risking the project to support future development decisions.

Highlights of Selkirk Work Program

●	Drilling program initiated - A 12-hole drill program is underway at Selkirk (Figure 1), focused on twinning historical holes to validate legacy data, adding key data points to support a future resource model update, and resource expansion through continued resampling of historical core (See news release April 10, 2025).

●	Continued resampling of historical core - In 2024, 17 historical drill holes were resampled to obtain complete PGE analysis (See press releases dated October 28, 2024, titled: “Selkirk Deposit Provides Strong Historic Drill Core Results Including 186.25 Metres of 1.65% CuEq”). An additional 34 historical holes have been identified for resampling.

●	Metallurgical program ongoing – Aimed at refining orebody domains and developing a more comprehensive, de-risked metallurgical model reflected in an updated Mineral Resource Estimate (“MRE”) and supporting studies.

Morgan Lekstrom, CEO of Premium Resources states: “Resampling the historical drill core has proven to be a cost-effective and impactful way to enhance our understanding of the Selkirk deposit. This phase of drilling will prove critical for resource reclassification as we rapidly advance toward restoring the project’s legacy resource estimate. We remain focused on accelerating Selkirk and positioning it for near future development.”

The surface drilling program will collect fresh HQ-sized core to support metallurgical flowsheet, generate material for preliminary X-ray Transmission (“XRT”) ore-sorting tests, and support the potential expansion and upgrade of the National Instrument 43-101 (“NI 43-101”) compliant 44.2Mt Inferred MRE to the Indicated category (see news release dated November 27, 2024).

Historical production at the Selkirk Mine took place between 1989 and 2002 with Anglo American mining high grade Cu-Ni massive sulphides and producing 1 million tonnes at 2.6% Ni and 1.5% Cu. Thereafter, in 2006, LionOre Mining International Ltd. (“LionOre”) published a technical report in accordance with NI 43-101 and more recently in 2013, Norilsk Nickel Africa commissioned GiproNickel Institute to calculate an updated mineral resource estimate in accordance with JORC Code (Joint Ore Reserves Committee) that demonstrated a historical resource of 128.4 Mt 0.21% Ni, 0.23% Cu Measured & Indicated / 123.8 Mt 0.17% Ni, 0.19% Cu Inferred (See Historical Estimates).

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The Company will continue to provide regular updates as drilling activities progress and metallurgical test work advances.

Figure 1: Location of planned drill holes	Figure 2: Selkirk Mining License

Premium Engages ICP Securities Inc.

The Company has engaged the services of ICP Securities Inc. (“ICP”) to provide automated market making services, including use of its proprietary algorithm, ICP Premium™, in compliance with the policies and guidelines of the TSX Venture Exchange and other applicable legislation. ICP will be paid a monthly fee of C$7,500, plus applicable taxes, which will be paid from the Company’s working capital. The agreement between the Company and ICP was signed with a start date of May 15, 2025, and is for four (4) months (the “Initial Term”) and shall be automatically renewed for subsequent one (1) month terms (each month called an “Additional Term”) unless either party provides at least thirty (30) days’ written notice prior to the end of the Initial Term or an Additional Term, as applicable. There are no performance factors contained in the agreement and no stock options or other compensation securities issuable in connection with the engagement. ICP presently has no interest, directly or indirectly, in the Company or its securities. ICP and its clients may acquire an interest in the securities of the Company in the future.

ICP is an arm’s length party to the Company. ICP’s office is located at 204 – 251 Queens Quay East, Toronto, Ontario, M5A 0X3. ICP’s market making activity will be primarily to correct temporary imbalances in the supply and demand of the Company’s shares. ICP will be responsible for the costs it incurs in buying and selling the Company’s shares, and no third party will be providing funds or securities for the market making activities. The appointment of ICP is subject to approval by the TSX Venture Exchange.

Qualified Person

The scientific and technical content of this news release has been reviewed and approved by Sharon Taylor, Vice President Exploration of the Company, who is a “qualified person” for the purposes of National Instrument 43-101.

Technical Report

The Mineral Resource Estimate on the Selkirk Mine is supported by the technical report entitled “NI 43-101 Technical Report Selkirk Nickel Project, North East District, Republic of Botswana”, dated November 1, 2024 (with an effective date of January 10, 2025) (the “Technical Report”) prepared by SLR Consulting (Canada) Ltd. for PREM. Reference should be made to the full text of the Technical Report for the assumptions, qualifications and limitations set forth therein, a copy of which is available on SEDAR+ (www.sedarplus.com) under PREM’s issuer profile.

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Historical Estimates

Certain of the mineral resource estimates referred to in this release are historical in nature and should not be relied upon as a current mineral resource estimate. While management believes that these historical mineral resource estimates could be indicative of the presence of mineralization on the Selkirk Mine property, a “qualified person” (for purposes of NI 43-101) has not completed sufficient work to classify the historical mineral estimates as a current mineral resource estimates and the Company is not treating the historical mineral estimates as current mineral resource estimates.

About Premium Resources Ltd.

PREM is a mineral exploration and development company that is focused on the redevelopment of the previously producing nickel, copper and cobalt resources mines owned by the Company in the Republic of Botswana.

PREM is committed to governance through transparent accountability and open communication within our team and our stakeholders. Our skilled team has worked over 100 projects collectively, accumulating over 400 years of resource discoveries, mine development and mine re-engineering experience on projects like the Company’s Selebi and Selkirk mines. PREM’s senior team members have on average more than 20 years of experience in every single aspect of mine discovery and development, from geology to operations.

For further information about Premium Resources Ltd., please contact:

Morgan Lekstrom

CEO and Director

morganl@premiumresources.com

Jaclyn Ruptash

Vice President, Communications and Investor Relations

jaclyn@premiumresources.com

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Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking information” within the meaning of applicable Canadian securities legislation based on expectations, estimates and projections as at the date of this news release. Forward-looking information involves risks, uncertainties and other factors that could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information. For the purposes of this release, forward looking information includes, but is not limited to: the implementation of the objectives, goals and future plans of the Company including the proposed advancement of the Selkirk Mine as currently contemplated; the anticipated ability of exploration activities (including drill results) to accurately predict mineralization; the timing of release of assay results; the timing and ability of the Company to implement its drilling, geoscience and metallurgical work on its properties and work plans generally, including metallurgical flowsheet development and preliminary XRT ore-sorting tests; the goal of the Company to define additional or upgrade existing mineral resource estimates on the Selkirk Mine in accordance with NI 43-101; the results of the exploration program at the Selkirk Mine and the timing and disclosures of the Company regarding same; the benefits of the Company’s approach to exploration; and management’s belief that the historical resource estimates disclosed in this news release could be indicative of the presence of mineralization on the deposits. These forward-looking statements, by their nature, require the Company to make certain assumptions and necessarily involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results to differ materially from such forward-looking information include, but are not limited to: capital and operating costs varying significantly from estimates; the preliminary nature of metallurgical test results; the ability of exploration results to predict mineralization, prefeasibility or the feasibility of mine production; the risk that the Company will not be able to advance the Selkirk Mine as currently contemplated; the risk that the Company will not be able to define additional or upgrade existing mineral resource estimates on the Selkirk Mine in accordance with NI 43-101; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; uncertainties relating to the availability and costs of financing needed in the future; changes in equity markets; inflation; fluctuations in commodity prices; delays in the development of projects; other risks involved in the mineral exploration and development industry; and those risks set out in the Company’s public disclosure record on SEDAR+ (www.sedarplus.com) under PREM’s issuer profile. Although the Company believes that the assumptions and factors used in preparing the forward-looking information in this news release are reasonable, undue reliance should not be placed on such information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this news release. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

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Figure 1: Location of planned drill holes

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Figure 2: Selkirk Mining License

27°30'E
27°35'E
27°40'E
27°45'E
27°50'E
27°55'E
KEY MAP
Map Area
BOTSWANA
Gaborone
0
500
Kilometers
A1
A3
Francistown
Zimbabwe
Botswana
B162
PL051/2010
PL210/2010
PL071/2011
PL050/2010
Tati Siding
A1
SELKIRK MINE
2022/7L
Legend
Nickel mine (past producer)
Mining lease
Prospecting licence
Primary road
Secondary road
N
0
5
10
15
20
Kilometers

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